UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of Common Stock of Verisk Analytics, Inc. (the “Company”) for a vote at the 2023 Annual Meeting of Shareholders held on May 17, 2023:

1.	The election of six members of the Board of Directors each to serve one-year terms;

2.	The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (“say-on-pay”);

3.	The advisory, non-binding resolution as to whether future “say-on-pay” votes should be held every one, two or three years (“say-on-pay frequency”); and

4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2023.

The results of such votes were as follows:

1. The Company’s shareholders elected each of the six nominees to the Board of Directors to serve one-year terms by the following votes:

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
Vincent K. Brooks	122,292,820	3,384,572	218,179	6,051,779
Jeffrey Dailey	118,013,322	7,664,330	217,919	6,051,779
Wendy Lane	123,576,457	2,112,285	206,829	6,051,779
Lee M. Shavel	124,544,966	1,135,324	215,281	6,051,779
Kimberly S. Stevenson	123,622,287	2,065,255	208,029	6,051,779
Olumide Soroye	124,713,989	953,966	227,616	6,051,779

2. The Company’s shareholders approved the compensation of the Company’s named executive officers on an advisory, non-binding basis by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
111,858,290	10,276,470	3,760,811	6,051,779

3. The Company’s shareholders recommended the frequency of future “say-on-pay” votes on an advisory, non-binding basis by the following votes:

1 year	2 Years	3 years	Number of Votes Abstaining	Number of Broker Non-Votes
120,622,184	27,673	1,532,567	3,713,147	6,051,779

On May 17, 2023, the Board of Directors of the Company determined that it would hold future “say-on-pay” advisory votes on an annual basis until the next required “say-on-pay” frequency vote.

4. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2023 by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining
124,924,642	6,810,788	211,920

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 23, 2023	By:	/s/ Kathy Card Beckles
		Name:	Kathy Card Beckles
		Title:	Executive Vice President and Chief Legal Officer